Commitments and Contingencies	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies [Abstract]
Commitments and Contingencies:
13.      Commitments and Contingencies:
a)      Lease commitments
The following table sets forth inflows and outflows related to the Company's leases, as at June 30, 2016.
	Twelve month periods ending June 30,
plus inflows/ minus outflows	Total	2017	2018	2019	2020	2021	2022 and thereafter
Future, minimum, non-cancellable charter revenue (1)	$21,372	$21,372	-	-	-	-	-
Future, minimum, non-cancellable lease payment under vessel operating leases (2)	(4,156)	(3,595)	(561)	-	-	-	-
Bareboat capital leases - upfront hire & handling fees (3)	(6,808)	(6,472)	(336)	-	-	-	-
Bareboat commitments charter hire (4)	(164,765)	(3,848)	(10,467)	(12,512)	(12,450)	(12,699)	(112,789)
Total	($154,357)	$7,457	($11,364)	($12,512)	($12,450)	($12,699)	($112,789)

(1)      The amounts represent the minimum contractual charter revenues to be generated from the existing non-cancellable time and freight charters until their expiration, net of address commission, assuming no off-hire days other than those related to scheduled interim surveys and special surveys of the vessels.
(2)      The amounts represent the Company's commitments under the operating lease arrangement for Maiden Voyage disclosed in Note 5.
(3)       The amounts represent the Company's commitments for upfront hire and handling fees under the bareboat lease arrangements for the vessels under construction.
(4)      The amounts represent the Company's commitments for charter hire fees under the bareboat lease arrangements for the vessels under construction. The bareboat charter hire is comprised of both a fixed and a variable portion; the variable portion is calculated based on the 6-month LIBOR rate of 0.92415%, as of June 30, 2016.
b)      Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of, and has not accrued for, any such claims or contingent liabilities requiring disclosure in the accompanying unaudited interim condensed consolidated financial statements.
On July 13, 2011 Star Cosmo was detained by the port authority in the Spanish port of Almeria and was released on July 16, 2011. According to the port authority, the vessel allegedly discharged oily water while sailing in Spanish waters in May 2011, more than two months before being detained, and related records were allegedly deficient. Administrative investigation commenced locally. The Company posted a cash collateral of € 340,000 (approximately $377, using the exchange rate as of June 30, 2016, eur/usd 1.11) to guarantee the payment of fines that could be assessed in the future, and the vessel was released. The cash collateral of € 340,000 was released to the Company in March 2012, after being replaced by a P&I Letter of undertaking. The fines were subsequently reduced by the Spanish administrative authorities to €260,000 (approximately $289, using the exchange rate of June 30, 2016, eur/usd1.11). After final adjudication of the fines before the Spanish Courts, the Company settled with payments in cash the equivalent amount of the fines of €60,000 in March 2015 (approximately $67, using the exchange   rate as of June 30, 2016, eur/usd 1.11) and €200,000 in August 2016 (approximately $222, using the exchange rate as of June 30, 2016, eur/usd 1.11) and the file was closed. The Company's vessels are covered for pollution in the amount of $1 billion of insurance per vessel per incident by the Protection and Indemnity (P&I) Association in which the Company's vessels are entered. The Company's vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the board of directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year. Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls in respect of any policy years other than those that have already been recorded in its condensed consolidated financial statements.
As described on Item 8 of the Company's the 2015 20-F Annual Report, on October 23, 2014, a purported shareholder (the “Plaintiff”) of the Company filed a derivative and putative class action lawsuit in New York state court against the Company's Chief Executive Officer, members of its Board of Directors and several of its shareholders and related entities. The Company has been named as a nominal defendant in the lawsuit. The lawsuit alleges that the acquisition of Oceanbulk and purchase of several Excel Vessels were the result of self-dealing by various defendants and that the Company entered into the respective transactions on unfair terms. The lawsuit further alleges that, as a result of these transactions, several defendants' interests in the Company have increased and that the Plaintiff's interest in the Company has been diluted. The lawsuit also alleges that the Company's management has engaged in other conduct that has resulted in corporate waste. The lawsuit seeks cancellation of all shares issued to the defendants in connection with the acquisition of Oceanbulk, unspecified monetary damages, the replacement of some or all members of the Company's Board of Directors and its Chief Executive Officer, and other relief. The Company believes the claims are completely without merit, denies them and intends to vigorously defend against them in court. On November 24, 2014, the Company and the other defendants removed the action to the United States District Court for the Southern District of New York. On March 4, 2015, the Company and the other defendants moved to dismiss the complaint. On February 18, 2016, the court granted the Company's motion to dismiss in full and dismissed the matter. On February 24, 2016, Plaintiff filed a notice of appeal. Plaintiff's appeal brief was served on June 1, 2016. Defendants' response brief is due on August 31, 2016 and following Plaintiff's request for extension on their reply brief, the Court granted an extension for September 26, 2016. No further schedule has been set. The appeal is pending.